EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT ("Agreement") entered into this 15th day of April 2004 (the "Effective Date"), by and between RESERVE BANK ("the Bank") and GERARD R. KUNIC ("the Employee").

         It is AGREED as follows:

         1.  Employment.  Bank hereby  employs the  Employee in the  capacity of
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President  of the  Bank,  and  Employee  hereby  accepts  that  employment.  The
Employee's employment shall be for no definite period of time and the Employee or the Bank may terminate such employment relationship at any time for any reason or no reason. The employment-at-will relationship remains in full force and effect regardless of any statements to the contrary made by company personnel or set forth in any documents other than those explicitly made to the contrary and signed by the Chairman of the Bank. The Employee shall render such administrative and management services to the Bank and its parent holding company ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee's other duties shall be such as the Board of Directors for the Bank (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Bank and the Parent. Employee shall devote his entire time, attention and energies to such services and duties, and shall not during the term of this Agreement or any extension thereof be engaged in any other business activity regardless of purpose.

         2.  Term of  Agreement.  The  term of this  Agreement  shall be for the
             ------------------
period commencing on the Effective Date and ending twelve (12) months thereafter ("Term"). Additionally, on or before each annual anniversary date from the Effective Date, the Term of this Agreement may be extended for an additional period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the Term of such Agreement shall be extended. This Agreement shall be deemed terminated upon the Employee's termination of employment with the Bank, absent a Change in Control coincident or prior to such termination of employment, subject to the severance provision set forth as the last sentence of Section 4, below.

         3. Termination  of  Employment  in  Connection with or Subsequent to  a
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            Change in Control.
            ------------------

         (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, and Change in Control of the Bank or Parent, Employee shall be paid an amount equal to 2.999 times the 5 year (or the number of years of Employee's employment with Bank, if less) average taxable compensation paid to the Employee by the Bank (whether said amounts were received or deferred by the Employee) and the costs associated with maintaining coverage under the Bank's medical and dental insurance reimbursement plans similar to that in effect on the date of termination of employment for a period of one year thereafter. Said sum shall be paid in one (1) lump sum not later than the date of such termination and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive. Notwithstanding the foregoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Employee by the Bank or the Parent shall be deemed an "excess parachute payment" in accordance with Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and be subject to the excise tax provided at Section 4999(a) of the Code. The term "Change in Control" shall refer to (i) the sale of all, or a material portion, of the assets of the Bank or the Parent; (ii) the merger or recapitalization of the Bank or the Parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or the Parent by any person, trust, entity or group. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The provisions of this Section 3(a) shall survive the expiration of this Agreement occurring after a Change in Control.

         (b)  Notwithstanding  any  other  provision  of this  Agreement  to the contrary except as provided at Sections 4 and 5, Employee may voluntarily terminate his employment under this Agreement within twenty-four months following a Change in Control of the Bank or Parent, and upon the occurrence, or within 120 days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank or Parent, Employee would be required to report to a person or persons other than the Board of the Bank or Parent; (iii) if the Bank or Parent should fail to maintain the Employee's base compensation in effect as of the date of the Change in Control and existing employee benefits plans, including material fringe benefit, stock option and retirement plans, except to the extent that such reduction in benefit programs is part of an overall adjustment in benefits for all employees of the Bank or Parent and does not disproportionately adversely impact the Employee; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced. Upon such voluntary termination of employment by the Employee in accordance with this subsection, Employee shall thereupon by entitled to receive the payments described in Section 3(a) of this Agreement. The provisions of this Section 3(b) shall survive the expiration of this Agreement occurring after a Change in Control.

        4. Other Changes in Employment Status:
           ----------------------------------

         Except as provided for at Section 3, herein, the Board of Directors may terminate the Employee's employment at any time with or without Just Cause within its sole discretion. This Agreement shall not be deemed to give Employee any right to be retained in the employment or service of the Bank; or to interfere with the right of the Bank to terminate the employment of the Employee at any time. The Employee shall have no right to receive compensation or other benefits for any period after termination with Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement. Termination for "Just Cause" shall also include termination by the Bank resulting from false or misleading statement to the Bank or its Board, whether in writing or otherwise, made by the Employee during the course of his employment or prior to such employment as part of the employment application and interview process. If Employer terminates Employee's employment without Just Cause at anytime during the Term of this Agreement or any extension thereof, Employer will continue base salary payments and any health insurance it is then providing to Employee for a period of three (3) months measured from the termination date.

         5. Regulatory Exclusions.
            ---------------------

         (a) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818 (e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the contracting parties shall not be affected.

         (b) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (c) All obligations under This Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (d) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section  8(e)(3) or (g)(1) of the FDIA (12 U.S.C.  1818 (e)(3) and (g)(1)),  the
Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may within its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (e) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC ss. 1828 (k) and any regulations promulgated thereunder.

         6. Salary and Benefits.
            -------------------

         (a) Employee's initial base salary shall be $85,000 per annum, paid in monthly installments.

         (b) The Bank will provide husband and wife with health insurance coverage under its plan to Employee, including dental and eye coverage.

         (c) Employee will be eligible for consideration for a performance bonus at calendar year- end, though no such bonus is guaranteed.

         (d) Employee is entitled to two (2) weeks' vacation for calendar year 2004. Vacation time will be negotiated by the parties with respect to subsequent years.

         (e) Term Life Insurance coverage for Employee will be provided under the Bank's plan and its terms.

         (f) Employee will be entitled to reimbursement from the Bank for business expenses, including .32/mile for business auto usage, and Employee will be provided with a cell phone for business use.

         (g) When eligible, Employee will be entitled to participate in the Employee Stock Ownership Plan and the Bank's 401(k) plan, and will be eligible for consideration for Restricted Stock Plan and Stock Option Plan (Parent) awards.

         7. Successors and Assigns.
            ----------------------

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

         (b) The Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

         8. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

         9.  Applicable  Law. This  agreement  shall be governed by all respects
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whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Pennsylvania, except to the extent that Federal law shall be deemed to apply.

         10.  Severability.  The  provisions of this  Agreement  shall be deemed
              ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Arbitration. Any controversy or claim arising out of or relating to
             -----------
this Agreement, or the breach thereof, shall be settled exclusively by arbitration in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Bank, and judgment upon the award rendered may be entered in any court having jurisdiction thereof, except to the extent that the parties may otherwise reach a mutual settlement of such issue. Further, the settlement of the dispute to be approved by the Board of the Bank may include a provision for the reimbursement by the Bank to the Employee for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, or the Board of the Bank or the Parent may authorize such reimbursement of such reasonable costs and expenses by separate action upon a written action and determination of the Board following settlement of the dispute. Such reimbursement shall be paid within ten (10) days of Employee furnishing to the Bank or Parent evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by Employee. The provisions of this Section 10 shall survive the expiration of this Agreement.

         12. Confidential Information. The Employee acknowledges that during his
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or her  employment  he or  she  will  learn  and  have  access  to  confidential information regarding the Bank and the Parent and its customers and businesses ("Confidential Information"). The Employee agrees and covenants not to disclose or use for his or her own benefit, or the benefit of any other person or entity, any such Confidential Information, unless or until the Bank or the Parent consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The Employee shall not knowingly disclose or reveal to any unauthorized person any Confidential Information relating to the Bank, the Parent, or any subsidiaries or affiliates, or to any of the businesses operated by them, and the Employee confirms that such information constitutes the exclusive property of the Bank and the Parent. The Employee shall not otherwise knowingly act or conduct himself (a) to the material detriment of the Bank or the Parent, or its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the Bank or the Parent. Employee acknowledges and agrees that the existence of this Agreement and its terms and conditions constitutes Confidential Information of the Bank, and the Employee agrees not to disclose the Agreement or its contents without the prior written consent of the Bank. Notwithstanding the foregoing, the Bank reserves the right in its sole discretion to make disclosure of this Agreement as it deems necessary or appropriate in compliance with its regulatory reporting requirements. Notwithstanding anything herein to the contrary, failure by the Employee to comply with the provisions of this Section may result in the immediate termination of the Agreement within the sole discretion of the Bank, disciplinary action against the Employee taken by the Bank, including but not limited to the termination of employment of the Employee for breach of the Agreement and the provisions of this Section, and other remedies that may be available in law or in equity.

         13. Entire Agreement. This Agreement together with any understanding or
             ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.


                                                 Reserve Bank

         ATTEST:                                 By:/s/ David P. Butler
                                                    -------------------
                                                    Chairman
         /s/ Robert B. Shust
         Secretary


         WITNESS:


         /s/ Carla Handyside                     /s/ Gerard R. Kunic
         -------------------                     -------------------
                                                 GERARD R. KUNIC, Employee